CONSENT OF INDEPENDENT AUDITORS

We consent to the reference to our firm under the captions "Financial Highlights" and "Experts" and to the use of our report dated June 15, 1998 included in this Registration Statement (Form N-1A No. 33-40771) of Comstock Partners Funds, Inc.



                                     /s/ ERNST & YOUNG LLP


New York, New York
August 24, 1998